EXHIBIT 10
                                 AMENDMENT NO. 1
                 TO REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT


         THIS AMENDMENT NO. 1 TO REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT (this "Amendment Agreement") is made and entered into as of the 14th day of November, 1996 among:

         IVAX CORPORATION, a Florida corporation ("IVAX") and NORTON HEALTHCARE, LIMITED, an organization formed under the laws of England ("NHL"; together with IVAX, the "Old Borrowers");

         IVAX INTERNATIONAL, BV, an organization formed under The Kingdom of the Netherlands ("IVAX BV" or the "New Borrower"; together with the Old Borrowers, the "Borrowers");

         NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America and having its principal place of business in Charlotte, North Carolina ("NationsBank"), and BANK OF AMERICA ILLINOIS, an Illinois state bank existing under the laws of the State of Illinois and having its principal place of business in Chicago, Illinois ("BofA") and each other lender that is a signatory hereto (hereinafter NationsBank, BofA and such other lenders may be referred to individually as a "Lender" or collectively as the "Lenders"); and

         NATIONSBANK, NATIONAL ASSOCIATION, in its capacity as the administrative and documentation agent for the Lenders (in such capacity, the "Administrative Agent") and BA SECURITIES, INC., in its capacity as syndication agent for the Lenders (the "Syndication Agent"; the Administrative Agent and the Syndication Agent being herein, in their role as agents, individually referred to as an "Agent" and collectively referred to as the "Agents").

                              W I T N E S S E T H:


         WHEREAS, the Old Borrowers, the Lenders and the Agents have entered into a Revolving Credit and Reimbursement Agreement, dated as of May 14, 1996 as amended hereby (the "Agreement") pursuant to which the Lenders agreed to make Loans and to issue certain Letters of Credit on behalf of the Old Borrowers (the "Loans");

         WHEREAS, IVAX intends to transfer the stock of NHL to IVAX BV and Norton (Waterford) Limited shall transfer substantially all of its assets to IVAX BV;


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         WHEREAS, the New Borrower desires to obtain working capital directly or indirectly with the proceeds of the Loans under the Agreement, which will materially and directly benefit the New Borrower;

         WHEREAS, the Borrowers and their respective Subsidiaries, including but not limited to the Significant Subsidiaries, acknowledge that the Obligations outstanding under the Agreement have been, are and will be of direct interest, benefit and advantage to each of them, and will enable them to achieve their common goals and enterprise;

         WHEREAS, IVAX and certain of its Subsidiaries have incurred significant losses which has resulted in a failure to comply with various of the covenants and conditions set forth in the Agreement;

         WHEREAS, the Borrowers have requested that the Lenders waive such non-compliance and amend certain provisions of the Agreement so that the Borrowers will no longer be in violation of the Agreement and the Lenders and the Agents have agreed to do so in the manner set forth in this Amendment Agreement and upon the condition that the Borrowers and their Significant Subsidiaries grant to the Agent for the benefit of the Lenders a security interest in certain of their assets and effect the Guaranties as herein provided;

         WHEREAS, the Agreement requires that each Significant Subsidiary enter into a Guaranty Agreement and as a condition precedent to this Amendment Agreement, the Lenders and the Agents have required that such Subsidiaries execute and deliver to the Administrative Agent certain Security Instruments dated as of the date hereof;

         NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

         1. DEFINITIONS. Any capitalized terms used herein without definition shall have the meaning set forth in the Agreement.
Except as otherwise set forth herein, the term "Agreement" as used herein and in the Agreement and other Loan Documents shall mean the Agreement as hereby amended.

         2. TEMPORARY AMENDMENTS. Notwithstanding the terms and conditions of the Agreement, from the date hereof to (x) in the case of clause (e) below through December 31, 1997 and (y) in the case of the "Applicable Margin" and "Floating Rate" to the date
IVAX furnishes to the Administrative Agent a Compliance Certificate

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pursuant to Section 8.01(a) of the Agreement for the fiscal year ending December
31, 1997 demonstrating that it has complied with the financial covenants contained in Sections 9.02 and 9.03 of the Agreement (before taking into effect this Amendment Agreement) to the satisfaction of the Required Lenders the following amendments to the Agreement shall apply:

                  (a) The definition of "Applicable Margin" is hereby amended and restated in its entirety as follows:

                  "'Applicable Margin' means for each LIBOR Loan, Alternative Currency Loan, Swing Line Loan, Letter of Credit fee and the unused fee that number of basis points per annum set forth below, based upon the Consolidated Debt to Capital Ratio and the Consolidated Interest Coverage Ratio for the quarter period most recently ended as specified below:

                                      CONSOLIDATED DEBT TO CAPITAL  RATIO
                                                EQUAL TO OR            EQUAL TO OR
                                               GREATER THAN           GREATER THAN            EQUAL TO OR
                           LESS THAN           30% BUT LESS           35% BUT LESS           GREATER THAN
                              30%                THAN 35%               THAN 40%                  40%
                              ---               ----------             ----------                ----
                      LETTERS               LETTERS                LETTERS                LETTERS
                        OF                     OF                     OF                     OF
    CONSOLIDATED      CREDIT                 CREDIT                 CREDIT                 CREDIT
      INTEREST          AND       UNUSED      AND       UNUSED       AND       UNUSED       AND       UNUSED
  COVERAGE  RATIO      LOANS       FEE       LOANS        FEE       LOANS       FEE        LOANS       FEE
  ---------------    ---------  ---------- ----------  ---------  ---------- ----------  ---------- ----------
Greater than or
equal to 4.50 to        87.5         20        100         25        112.5        25         125        27.5
1.00

Greater than or
equal to 3.50 to
1.00 but less           100          25       112.5        25         125        27.5        150        31.25
than 4.50 to
1.00

Greater than or
equal to 2.50 to
1.00 but less          112.5         25        125        27.5        150        31.25       175        37.5
than 3.50 to
1.00

Less than  2.50         125         27.5       150        31.25       175        37.5        200         50
to 1.00

         The Applicable Margin shall be established as at the end of each fiscal quarter of IVAX (the "Ratio Determination Date"). Except as set forth below, any change in the Applicable Margin following each Ratio Determination Date shall be determined based upon the computations set forth

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         in a Compliance Certificate delivered to the Administrative Agent pursuant to Section 8.01(a) and (b), subject to review and approval of such computations by the Administrative Agent, and shall be effective commencing on the date following the date such certificate is received (or, if earlier, the date such certificate is required to be delivered) until the day following the date on which a new Compliance Certificate is delivered or is required to be delivered, whichever shall first occur; PROVIDED however, if the Borrowers shall fail to deliver any such certificate within the applicable period set forth in Section 8.01(a) or (b), as the case may be, then the Applicable Margin, with respect to the Letters of Credit and Loans shall be the Applicable Margin then in effect plus 2% and with respect to the unused fee payable in accordance with Section 2.10, plus .5% until the appropriate certificate is so delivered. Notwithstanding the foregoing, from the date of Amendment No. 1 to the Business Day next following receipt of the Compliance Certificate for the fiscal year ending December 31, 1996, the Applicable Margin shall be 200 basis points for LIBOR Loans, Alternative Currency Loans, Swing Line Loans and Letters of Credit and the unused fee shall be 50 basis points."

                  (b) The definition of "Floating Rate" is hereby amended and restated in its entirety as follows:

                  "'Floating Rate' means the sum of (a) the greater of (i) the Prime Rate or (ii) the Federal Funds Effective Rate plus one-half of one percent (1/2%) plus (b) one-half of one percent (1/2%), each change in the Floating Rate to be effective as of the effective date of any change in the Prime Rate or the Federal Funds Effective Rate giving rise thereto."

                  (c) The following new definitions are inserted in appropriate alphabetical order:

                  "'Consolidated Debt to Capital Ratio' means the ratio of (i) Consolidated Funded Indebtedness to (ii) the sum of (A) Consolidated Funded Indebtedness plus (B) Consolidated Shareholders' Equity.

                  'Consolidated Interest Coverage Ratio' means the ratio of (i) Consolidated EBITDA for any period of determination to (ii) Consolidated Interest Expense for such period."


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                  (d) "Consolidated EBITDA" and "Consolidated Interest Expense"
for the periods ending December 31, 1996, March 31, 1997 and June 30, 1997, respectively, shall be calculated for the three, six and nine month periods then ended, respectively; and for each quarterly period ended thereafter for a Four-Quarter Period. For purposes of Section 9.18 and calculation of the "Applicable Margin" only, the following shall be added back into Consolidated Net Income to the extent actually deducted those amounts described in Schedule 1.02.

                  (e) Section 9.18, Section 9.19 and Section 9.20 are hereby added to the end of Article IX:

                  "Section 9.18 MINIMUM CONSOLIDATED EBITDA. Permit Consolidated EBITDA for the periods set forth on Schedule 9.18 to be less than the amount set forth on such Schedule opposite such period.

                  Section 9.19 NET LOSS. Permit Consolidated Net Income for the third fiscal quarter of 1996 to be less than a negative of $180,000,000.

                  Section 9.20 CONSOLIDATED DEBT TO CAPITAL RATIO. Permit the Consolidated Debt to Capital Ratio to be more than 45%."

                  (f) During the period the above temporary amendments are applicable, there shall be no Competitive Bid Loans made pursuant to Section
2.04 of the Agreement.

                  (g) After the temporary amendments are no longer applicable, the provisions of the Agreement which were temporarily amended by the Amendment Agreement shall be in effect as they were prior to the effectiveness of the temporary amendments.

         3. PERMANENT AMENDMENTS TO AGREEMENT. The following amendments to the Agreement are permanent:

                  (a) The definition of "Available Revolving Credit Commitment" is hereby amended and restated in its entirely as follows:

                  "'Available Revolving Credit Commitment' means, as of the effective date of Amendment No. 1, $375,000,000
         (such amount to be reduced by the Kirkland Indebtedness, if any)."

                  (b) The definition of "Consolidated Leverage Ratio" is hereby amended and restated in its entirety as follows:


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



                  "Consolidated Leverage Ratio" means the ratio of (a) Consolidated Funded Indebtedness to (b) Consolidated EBITDA for the Four-Quarter Period ended as of the date of determination;"

                  (c) The definition of "Guarantors" is hereby amended and restated in its entirety as follows:

                  "'Guarantors' means (i) in the case of the Obligations of IVAX, NHL and IVAX BV, all of the domestic Subsidiaries of IVAX (other than IA Subsidiary, Inc., which shall at all times remain inactive), and each additional domestic Subsidiary of IVAX which becomes a Significant Subsidiary from time to time (ii) in the case of the Obligations of NHL and IVAX BV, IVAX and the Significant Subsidiaries of NHL and IVAX BV listed on Schedule 1.01 attached to Amendment No. 1 and each additional Subsidiary of NHL and IVAX BV which becomes a Significant Subsidiary from time to time."


                  (d) The definition of "Guaranty" is hereby amended by deleting the phrase "of even date herewith" therein.

                  (e) The definition of "Loan Documents" is hereby amended and restated in its entirety as follows:

                  "'Loan Documents' means this Agreement, the Notes, the Guaranty, the Guaranty Agreement of IVAX dated May 14, 1996, Applications and Agreements for Letters of Credit, the LC Account Agreement, the Security Instruments and all other instruments and documents heretofore or hereafter executed or delivered to and in favor of any Lender or the Administrative Agent in connection with the Loans or the Letters of Credit made, issued or created under this Agreement as the same may be amended, modified or supplemented from the time to time".

                  (f) The definition of "NHL Guarantors" is hereby deleted.

                  (g) The definition of "NHL Sublimit" is here amended and restated in its entirety as follows:

                  "'NHL/IVAX BV Sublimit' means in the aggregate
         $66,000,000."

                  (h) The definition of "Permitted Acquisition" is hereby amended and restated in its entirety as follows:


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



                  "'Permitted Acquisition' means (a) the Kirkland Acquisition provided the aggregate purchase price for such acquisition does not exceed $10,800,000, $2,000,000 payable in the third fiscal quarter of 1996 and approximately $8,800,000 payable during fiscal year 1997 and
         (b) any other acquisitions approved by the Required Lenders."

                  (i) The definition of "Pledge Agreement" is hereby amended and restated in its entirety as follows:

                  "'Pledge Agreements' means (i) the Pledge Agreements from IVAX and certain of its domestic Subsidiaries to the Administrative Agent, for the benefit of the Lenders, pursuant to which IVAX and such Subsidiaries have pledged to the Administrative Agent as security for the Obligations 100% of the issued and outstanding capital stock of their domestic Significant Subsidiaries and 65% of the capital stock of their first tier foreign Significant Subsidiaries and (ii) the Pledge Agreements from IVAX BV and NHL to the Administrative Agent, for the benefit of the Lenders, pursuant to which IVAX BV and NHL have pledged to the Administrative Agent as security for the Obligations of IVAX BV and NHL 100% of the issued and outstanding capital stock of their Significant Subsidiaries other than Galena s.a."

                  (j) The definition of "Revolving Credit Termination Date" is hereby amended by deleting the date "May 14, 2001" and inserting, in lieu thereof, the date "November 14, 1999".

                  (k) The definition of "Significant Subsidiary" is hereby amended and restated in its entirety as follows:

                  "'Significant Subsidiaries' means (a) in the case of IVAX, each Subsidiary of IVAX which (i) represents more than 5% of the consolidated total assets of IVAX and its Subsidiaries or (ii) contributes more than 5% of the Consolidated Net Income of IVAX and its Subsidiaries the timing of determination to be made by the Administrative Agent, (b) in the case of NHL and IVAX BV, each Subsidiary of NHL or IVAX BV, respectively, which (i) represents more than 5% of the consolidated total assets of NHL and its Subsidiaries or IVAX BV and its Subsidiaries, respectively, or (ii) contributes more than 5% of the net income of NHL and its Subsidiaries or IVAX BV and its Subsidiaries, the timing of determination to be made by the Administrative Agent and (c) such other Subsidiaries as agreed to by IVAX and the Administrative

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



         Agent. The Significant Subsidiaries at September 30, 1996 are set forth on Schedule 7.01(d)."

                  (l) The definition of "Total Revolving Credit Commitment" is hereby amended by deleting the amount "$425,000,000" and inserting, in lieu thereof, the phrase "$375,000,000 (such amount to be reduced by the Kirkland Indebtedness, if any)."

                  (m) The following new definitions are inserted in the appropriate alphabetical order:

                  "'Amendment No. 1' means Amendment No. 1 to this Agreement dated as of November 14, 1996;

                  'Assignment of Patents, Trademarks, Service Marks and Copyrights' means, the Assignment of Patents, Trademarks, Service Marks and Copyrights dated as of the date of Amendment No. 1 made by the Borrowers and the Guarantors in favor of the Administrative Agent for the benefit of the Lenders;

                  'Collateral' means, collectively, all property of the Borrowers and any Guarantor in which the Administrative Agent, for the benefit of the Lenders, or any Lender is granted a Lien as security for all or any portion of the Obligations under any Security Instrument or other Loan Document;

                  'Debenture' means collectively those Debentures given by certain foreign Subsidiaries to secure
         Obligations of the Borrowers and Guarantors;

                  'Kirkland Acquisition' means the acquisition by IVAX of a manufacturing facility located in Kirkland, Canada pursuant to the terms of the Facility Purchase Agreement, dated August 22, 1996, between Glaxo Wellcome Inc. and
         IVAX;

                  'Kirkland Indebtedness' means, the amount of Indebtedness incurred in connection with the Kirkland Acquisition from a third party creditor; provided, however, such Indebtedness shall not exceed $10,000,000 nor be less than 75% of the amount paid for property, plant and equipment in connection with the Kirkland Acquisition;

                  'Mortgages' means collectively (i) the Mortgages executed by IVAX, McGaw, Inc., Johnson Products Co., Inc. and Zenith Laboratories, Inc. and (ii) in the event Indebtedness is incurred hereunder to make the Kirkland

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



         Acquisition, the Mortgage granted by the IVAX Subsidiary consummating the Kirkland Acquisition or refinancing of the Kirkland Acquisition, to the Administrative Agent, for the benefit of the Lenders, pursuant to which such Borrower and Guarantors have granted or will grant, as the case may be, to the Administrative Agent a first priority security interest in certain real property;

                  'NHL Transfer Event' means the transfer by IVAX of the stock of NHL to IVAX BV and the transfer by Norton (Waterford) Limited of substantially all of its assets to IVAX BV.

                  'Security Agreements' means collectively the Security Agreements and Debentures, as the case may be, executed by the Borrowers and certain of the Guarantors of even date with Amendment No. 1 to the Administrative Agent, for the benefit of the Lenders, pursuant to which the Borrowers and such Guarantors have granted to the Administrative Agent, for the benefit of the Lenders, a security interest in the property described therein;

                  'Security Instruments' means, collectively, the Pledge Agreements, the Security Agreements, the Mortgages, the Assignment of Patents, Trademarks, Service Marks and Copyrights and all other agreements, instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrowers or any Guarantor shall grant or convey to the Administrative Agent or the Lenders a Lien in property as security for all or any portion of the Obligations, as any of them may be amended, modified or supplemented from time to time;"

                  (n) Schedules 1.01, 7.01(d), 7.01(e), 7.01(g) 9.04 and
9.07(iii) to the Agreement are hereby deleted and replaced by new Schedules 1.01, 7.01(d), 7.01(e), 7.01(g), 9.04 and 9.07(ii) attached hereto and new
Schedules 9.02, 9.18 and 9.19 in forms attached hereto or added to the Agreement.

                  (o) Exhibit A and Exhibit F to the Agreement are hereby deleted and replaced by Exhibit A and Exhibit F hereto.

                  (p) Section 8.01 is hereby amended by (i) deleting the phrase "Sections 9.01 through 9.03" in (a)(iii) thereof and inserting, in lieu thereof, the phrase "Sections 9.16 through 9.18", (ii) deleting the first parenthetical phrase in paragraph (b) thereof and inserting, in lieu thereof, the following phrase "(except the last reporting period of the Fiscal Year, provided that for Fiscal Year 1996 the following is required within 75 days after the end of such period), (iii) deleting the word "and" at the

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



end of subsection (d), (iv) deleting the period at the end of subsection (e) and inserting in lieu thereof a semi-colon and the word "and" and (v) adding the following additional subsection (f) thereto:

                  "(f) (i) not later than the last day of each month (unless such preceding month is the end of a fiscal quarter), deliver to the Administrative Agent (together with copies for each Lender), an unaudited consolidated and consolidating balance sheet of IVAX and its Subsidiaries as at the end of the immediately preceding month and the related consolidated and consolidating statement of operations for such month and for the period from the beginning of the Fiscal Year through the end of such reporting period accompanied by a certificate of an Authorized Representative to the effect that such consolidated financial statements present fairly the financial position of IVAX and its Subsidiaries as of the end of such reporting period and the results of their operations for such reporting period, in conformity with Generally Accepted Accounting Principles, subject, however, to quarter and year end adjustments with respect to interim financials; and (ii) not later than five (5) Business Days before the first day of each month, a projection of cash needs for such month in form and content acceptable to the Administrative Agent."

                  (q) Section 8.19 is hereby amended by (i) amending clause (a) in its entirety so that as amended it shall read as follows:

                  "(a)     a Guaranty and Security Agreement executed by such
         Subsidiary and a Pledge Agreement executed by the owner of the capital stock of such Significant Subsidiary;"

(ii) clause (b) is amended to provide for the delivery of an opinion or opinions as to the Security Agreement and Pledge Agreement similar to that required with respect to the Guaranty, (iii) deleting the period at the end of clause (c) and inserting a semi-colon in lieu thereof and (iv) adding a new clause (d) thereto reading as follows:

                  "(d) certificates representing 100% of the issued and outstanding capital stock of any new domestic Significant Subsidiary and 65% of the issued and outstanding capital stock of any foreign Significant Subsidiary of IVAX, and 100% of the issued and outstanding capital stock of any Significant Subsidiary of NHL or IVAX B.V., together with stock powers or other evidence of pledge that the Administrative Agent may reasonably request."

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                  (r) The first sentence of Article IX is hereby amended by
deleting the phrase "Significant Subsidiary" and inserting in lieu thereof the word "Subsidiaries". For the purposes of Sections 9.04 through 9.15 the terms Subsidiary and Significant Subsidiary shall exclude Galena s.a.

                  (s) Section 9.01 is hereby amended by deleting the phrase "$480,000,000 at December 31, 1995" and inserting, in lieu thereof, the phrase "$525,000,000 at September 30, 1996".

                  (t) Section 9.04 is hereby amended and restated in its entirety as follows:

                  "9.04 INDEBTEDNESS OR GUARANTEED OBLIGATIONS. Incur, create, assume or permit to exist any Indebtedness or Guaranteed Obligations , howsoever evidenced, except for (i) Indebtedness or Guaranteed Obligations incurred hereunder, (ii) additional Indebtedness or Guaranteed Obligations, without duplication, of foreign Subsidiaries incurred after the date of Amendment No. 1 in the aggregate outstanding amount, when combined with what such Subsidiaries have incurred pursuant to Section 9.07 (v), not to exceed $25,000,000, provided that such Indebtedness shall not contain terms or covenants more restrictive than those contained in this Agreement, (iii) Indebtedness and Guaranteed Obligations existing on the date of Amendment No. 1 and listed in Schedule 9.04 and 9.07(ii) attached to Amendment No.1., (iv) additional Indebtedness incurred by IVAX and its domestic Subsidiaries after the date of Amendment No. 1 with respect to Capital Leases not to exceed $25,000,000 in the aggregate, (v) Indebtedness or Guaranteed Obligations, without duplication, of the Borrowers in excess of that permitted under clauses (ii), (iv) and (vi) of this Section 9.04 so long as (x) the Required Lenders shall consent to incurring such Indebtedness and the terms thereof, and (y) 100% of the net proceeds of such Indebtedness are applied to permanently reduce the Total Revolving Credit Commitment pursuant to Section 2.07 and (vi) the Kirkland Indebtedness, provided that such Indebtedness shall not contain terms or covenants more restrictive than those contained in this Agreement."

                  (u) Section 9.05 is hereby amended by (i) deleting the phrase "Significant Subsidiary" everywhere it appears therein and inserting in lieu thereof the word "Subsidiary", (ii) deleting the phrase "attached hereto" in clause (i) thereof and inserting in lieu thereof the phrase "attached to Amendment No. 1" and deleting the phrase "existing as of the date hereof and as", (iii) deleting clause (vi) in its entirety, and (iv) renumbering clause
(vii) as
clause (vi) and amending and restating clause (vi) to read as follows:

                  "(vi) purchase money liens to secure Indebtedness permitted under Section 9.04(ii),(iv) and (vi) hereof so long as such Indebtedness is incurred to purchase fixed assets, the Indebtedness represents not less than 75% of the purchase price of such assets, and no other property other than the property acquired with the proceeds of such Indebtedness secures such Indebtedness, provided that the total amount of such Indebtedness incurred after the date of Amendment No. 1 secured by purchase money Liens at no time exceeds $10,000,000, plus the amount of the Kirkland Indebtedness or $10,000,000 if the Kirkland Indebtedness is not outstanding."

                  (v) Section 9.06 is hereby amended and restated in its entirety as follows:

                  "9.06 TRANSFER OF ASSETS. Sell, lease, transfer or otherwise dispose of any asset of Borrowers or their Subsidiaries other than, from the date of Amendment No. 1 until payment in full of the Obligations, termination of all commitments to make Loans and such times as there are no Letters of Credit outstanding, (i) assets (but not including accounts receivable) having fair market value of less than $25,000,000 in the aggregate for all assets sold hereunder provided that 75% of the net proceeds of such disposition are used to permanently reduce the Revolving Credit Loans in accordance with
         Section 2.07 and (ii) inventory, intellectual property, worn-out or obsolete assets, all in the ordinary course of business."

                  (w) Section 9.07 is hereby amended and restated in its entirety as follows:

                  "9.07 INVESTMENTS; ACQUISITIONS. Purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities or all or substantially all of the assets, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person; PROVIDED, Borrowers and their Subsidiaries may make loans or advances to, maintain investments or invest in or acquire, without duplication or aggregation

                            (i)     Eligible Securities;

                           (ii)     loans, investments and advances
                  outstanding on the date of Amendment No. 1 listed

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



                  on SCHEDULE 9.07(II) and SCHEDULE 7.01(E) attached to Amendment No. 1;

                           (iii) accounts receivable arising and trade credit
                  granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss;

                           (iv) investments in securities rated BBB+ and Baa1 or better by S&P and Moody's, respectively;

                            (v) additional loans and advances to and investments
                  in foreign Subsidiaries made subsequent to the date of Amendment No. 1 in an aggregate outstanding amount not to exceed, when aggregated with Indebtedness of such Subsidiaries permitted pursuant to Section 9.04(ii), $25,000,000;

                           (vi)     loans, advances and investments in
                  domestic Guarantors; and

                           (vii)    Permitted Acquisitions."

                  (x) The proviso contained in Section 9.08 is hereby amended by deleting the word "Significant" wherever it appears in clauses (i) and (ii).

                  (y) Section 9.09 is hereby amended and restated in its entirety as follows:

                  "9.09 RESTRICTED PAYMENTS. In respect of IVAX, declare or pay any dividends (other than those payable solely in capital stock or in rights to purchase capital stock) or distributions, in reduction of capital or otherwise in respect of any equity interest, or purchase, redeem or otherwise retire any such equity interest (other than the redemption of rights to purchase capital stock of IVAX for an aggregate purchase price of not to exceed $1,500,000)."

                  (z) Sections 9.16 and 9.17 are hereby added to the end of Article IX:

                  "9.16 CAPITAL EXPENDITURES. Make or become committed to make Consolidated Capital Expenditures, which exceed in the aggregate amounts set forth on
         Schedule 9.16 in the periods set forth on Schedule 9.16

         (on a noncumulative basis, with the effect that amounts not expended in any Fiscal Year may not be carried forward to a subsequent Fiscal Year provided, however, that amounts not expended in any Fiscal Quarter of 1997 may be carried forward to the subsequent 1997 Fiscal Quarter only).

                  9.17 REDEMPTION OF INDEBTEDNESS. (a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, other than (i) Indebtedness incurred hereunder,
         (ii) scheduled amortization payments of Indebtedness permitted under
         Section 9.04, provided that in no event shall such payments include payments due to acceleration of Indebtedness in an aggregate amount of $10,000,000 or more, (iii) the payment in full of overdraft facilities and (iv) refinancing of existing Indebtedness of foreign Subsidiaries which Indebtedness is described on Schedule 9.04 and Section 9.04(ii) so long as any such Indebtedness (x) shall not contain terms or covenants more restrictive than those contained in this Agreement and
         (y) shall not exceed the amount of the Indebtedness being refinanced plus the reasonable costs and expenses of such refinancing or (b) amend, modify or change in any manner any term or condition of any Capital Lease having a present value greater than $2,500,000 or any Indebtedness so that the terms and covenants thereof are less favorable to the Agents and the Lenders than the terms of such Capital Lease or Indebtedness as of the date of Amendment No. 1 and the present value of such Capital Lease is not increased."

                  (aa) Clause (c) of Section 10.01 is hereby amended and restated in its entirety as follows:

                  "(c) if default shall be made in the performance or observance of any covenant set forth in Section 8.07 which is not cured within three Business Days after receipt of notice of such default, or if default shall be made in the performance or observance of any covenant set forth in Sections 8.06, 8.10, 8.18 or 8.19 or Article IX hereof;"

                  (bb) Clause (e) of Section 10.01 is hereby amended by adding the phrase "or Guaranteed Obligations" after the word "Indebtedness" wherever it appears therein.

                  (cc) Section 10.01(C) is hereby amended by deleting the phrase "20 basis points" and inserting, in lieu thereof, the phrase "50 basis points".

                  (dd)     Section 11.12 is hereby added to the end of
Article XI:

                  "11.12 SECURITY TRUSTEE. The Administrative Agent shall be the "Security Trustee" under any of those Security Instruments which are expressed to be governed by English or Irish law and shall accept without investigation, requisition or objection such title as any person may have to the assets which are subject to the English Security Instruments and shall not (a) be bound or concerned to examine or inquire into the title of any person; (b) be liable for any defect or failure in the title of any person, whether such defect or failure was known to it or might have been discovered upon examination or inquiry and whether capable of remedy or not; (c) be liable for any failure on its part to give notice of such Security Instruments to any third party or otherwise perfect or register the security created by such Security Documents.

                  The Security Trustee shall hold the benefit of the English Security Instruments upon trust for itself, the Lenders and the Administrative Agent. Upon the appointment of any successor Security Trustee, the resigning Security Trustee shall execute and deliver such documents and do such other acts and things as may be necessary to vest in the successor Security Trustee all the rights, title and interests vested in the resigning Security Trustee.

                  The Administrative Agent and each Lender confirm that they do not wish to be registered in accordance with Rule 146 of the English Land Registration Rules 1925 as the joint proprietor of any mortgage or charge created pursuant to any Loan Document and accordingly authorizes the Security Trustee to hold such mortgage or charge in its sole name as agent and trustee for the Administrative Agent and the Lenders and requests H.M. Land Registry to register the Security Trustee as the sole proprietor of any such mortgage or charge."

         4.       UNIVERSAL AMENDMENTS TO LOAN DOCUMENTS.

                  (a) All references in the Loan Documents to the "Borrowers" in the Agreement and in each exhibit thereto is hereby amended to mean, collectively, the Old Borrowers (as defined in this Amendment Agreement) and the New Borrower (as defined in this Amendment Agreement). Whenever the terms "either Borrower" or "any Borrower" are used in the Agreement or other Loan Documents such terms shall be amended to mean "any of the Borrowers".

                  (b) All references to "IVAX or NHL" are hereby amended to be "IVAX, NHL or IVAX BV."

                  (c) All references to "NHL" are hereby amended to mean "NHL and IVAX BV" and in each place where the singular form of a verb or possessive adjective follows such reference, it is hereby pluralized.

                  (d) IVAX agrees that its guaranty of NHL's Obligations under the Agreement and other Loan Documents and its Guaranty will, from the date hereof until the payment in full of the obligations (including the expiration of all Letters of Credit issued for the benefit of NHL or IVAX BV) of NHL and IVAX BV and termination of all commitments to make Loans to NHL and IVAX BV, be an irrevocable, absolute and unconditional guarantee of both NHL's and IVAX BV's Indebtedness under the Agreement.

                  (e) Everywhere the term "NHL Sublimit" appears in the Agreement or the Loan Documents it is hereby replaced with the term "NHL/IVAX BV Sublimit".

         5. NEW BORROWER UNDERTAKINGS. The New Borrower acknowledges and agrees that it is a party to and bound by, and shall observe, perform and fulfill all of the obligations, undertakings and liabilities of NHL under the Agreement, the Notes, the LC Account Agreement and each other Loan Document to the same extent as if it were an original signatory thereto. The New Borrower acknowledges and agrees to the provisions of Section 12.10 of the Agreement with respect to itself.

         6. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Lender to enter into this Agreement, the Borrowers
(including the New Borrower) represent and warrant to the Agents and the Lenders as follows:

                  (a) The representations and warranties made by Borrowers in
Article VII of the Agreement are true in all material respects on and as of the date hereof, except to the extent (i) previously disclosed in writing to the Agents and the Lenders and (ii) such representation and warranty expressly relates to an earlier date and for changes therein permitted by the Agreement;

                  (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrowers and their Subsidiaries, taken as a whole, since June 30, 1996, other than changes in the ordinary course of business and changes which have been previously disclosed in writing to the Lenders and the Agents by that certain "Revised Financial Projections and Supplemental Information" dated October 30, 1996;

                  (c) The business and properties of the Borrowers and their Subsidiaries, taken as a whole, are not, and since the date of the most recent financial report of the Borrowers and their Subsidiaries received by the Agents and the Lenders under Section 6.01(f) of the Agreement or otherwise, have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrowers under the Agreement either immediately or with the lapse of time or the giving of notice, or both, which has not been previously disclosed in writing to the Agents and the Lenders.

         7.       SECURITY.

                  (a) As security for the full and timely payment and performance of all Obligations, the Borrowers shall, and shall cause certain of the Guarantors to, do or cause to be done all things necessary in the opinion of the Administrative Agent and its counsel to grant to the Administrative Agent for the benefit of the Lenders a duly perfected security interest in all Collateral subject to no prior Lien or other encumbrance or restriction on transfer (other than (1) those permitted under the Loan Documents and (ii) restrictions on transfer imposed by applicable securities laws).

                  (b) At the request of the Administrative Agent, the Borrowers will and will cause the Guarantors, as the case may be, to execute, by its duly authorized officers, alone or with the Administrative Agent, any certificate, instrument, statement or documents, or to procure any such certificate, instrument, statement or document, or to take such other action (and pay all connected costs) which the Administrative Agent reasonably deems necessary from time to time to create, continue or preserve the liens and security interests in Collateral (and the perfection and priority thereof) of the Administrative Agent contemplated hereby and by the other Loan Documents.

                  (c) Each Borrower represents, warrants (to the best of its knowledge, after due inquiry) and covenants that (i) the chief executive office of the Borrower and each other Person providing Collateral pursuant to a Security Instrument (each, a "Grantor") is located at the address or addresses specified on SCHEDULE 7, and (ii) SCHEDULE 7 contains a true and complete list of (a) the name and address of each Grantor and of each other Person that has effected any merger or consolidation with a Grantor or contributed or transferred to a Grantor any property constituting Collateral at any time since January 1, 1991 (excluding Persons making sales in the ordinary course of their businesses to a Grantor of property constituting inventory in the hands of such seller), (b) each location of the chief executive office of each Grantor at any time since January 1, 1991, (c) each location in which goods constituting Collateral are or have been located since January 1, 1991 (together with the name of each owner of the property located at such address if not the applicable Grantor, and a summary description of the relationship between the applicable Grantor and such Person), and (d) each trade style used by any Grantor since January 1, 1991 and the purposes for which it was used. Each Borrower shall not change, and shall not permit any other Grantor to change, the location of its chief executive office or any location specified in clause (c) of the immediately preceding sentence, or use or permit any other Grantor to use, any additional trade style, except upon giving not less than thirty (30) days' prior written notice to the Administrative Agent and taking or causing to be taken all such action at Borrower's or such other Grantor's expense as may be reasonably requested by the Administrative Agent to perfect or maintain the perfection of the Lien of the Administrative Agent in Collateral.

                  (d) The Administrative Agent shall engage for the benefit of the Lenders, at the expense of IVAX, at or prior to November 30, 1996, an independent consultant acceptable to IVAX and IVAX shall use its best efforts to cooperate with such consultant to make by December 31, 1996,(i) an on-site evaluation and physical audit of the receivables, and inventory of Zenith Goldline Pharmaceuticals, Inc. and its Subsidiaries (collectively "Pharmaceuticals") (ii) an evaluation of the adequacy of reserves established by Pharmaceuticals for returns of inventory sold, bad debts and disallowances and
(iii) an evaluation of the "Revised Financial Projections and Supplemental Information" dated October 30, 1996 and the means for achieving such projections all in scope and form satisfactory to the Administrative Agent. The Administrative Agent, the Lenders and IVAX shall have free and full access to the consultant and the consultant's report.

                  The failure of IVAX to pay for or approve the consultant or intentional interference by IVAX or its Subsidiaries with such consultant's efforts to perform such evaluation shall constitute an Event of Default under the Agreement.

         8. CONDITIONS PRECEDENT. This Amendment Agreement shall become effective upon the delivery by the Borrowers to the Administrative Agent, of the following:

                            (i)     twenty executed counterparts of this
         Amendment Agreement;

                           (ii) Resolutions of the Board of Directors of Borrowers and each Guarantor existing prior to the date hereof with respect to the approval of this Amendment Agreement and the transactions contemplated hereby and, with respect to the Borrowers and the Significant Subsidiaries who are assignors or pledgors, the Notes, the Pledge Agreements and the Security Instruments;

                           (iii) a certificate of the Secretary or Assistant Secretary of the Borrowers and each Guarantor existing prior to the date hereof as to Charter, Bylaws, Resolutions and incumbency of officers executing this Amendment Agreement, and, with respect to the Borrowers, the Notes, the Pledge Agreements and the Security Instruments;

                           (iv) Notes executed by the Borrowers in the form of Exhibit E to the Agreement;

                            (v)     Executed Pledge Agreements from the
         Borrowers and any domestic Subsidiaries in form acceptable to the Lenders;

                           (vi) Executed Security Instruments from the Borrowers and certain of the Guarantors in the form acceptable to the Lenders and UCC-1 financing statements and other foreign security filings, if any, executed in connection therewith;

                           (vii) 100% of all the capital stock of all domestic Significant Subsidiaries, along with executed stock powers;

                           (viii) 65% of all the capital stock of all first tier foreign Significant Subsidiaries, along with executed stock powers, in the case of IVAX's foreign Significant Subsidiaries and 100% of all the capital stock of all foreign Significant Subsidiaries, along with executed stock powers, in the case of IVAX BV and NHL's foreign Significant Subsidiaries, other than Galena s.a.;

                           (ix) Executed Guarantees by all Guarantors in the forms of Exhibit G to the Agreement;

                            (x) Resolutions of the Board of Directors of each Guarantor with respect to the approval of the Security Instruments, and, in the case of additional Guarantors, the Guarantees and the transactions contemplated thereby;

                           (xi) a certificate of the Secretary or Assistant Secretary of the each Guarantor as to Charter, Bylaws, Resolutions and incumbency of officers executing Guarantees or Security Instruments;

                           (xii) opinions of domestic and foreign counsel (including English, Irish and Dutch counsel) to the Borrowers and the Guarantors in forms reasonably acceptable to counsel for the Administrative Agent;

                           (xiii) payment of an amendment fee to each of the Lenders in the amount of 30 basis points of the Total
         Revolving Credit Commitment;

                           (xiv) a new Schedule 7.01(d) (Significant
         Subsidiaries), Schedule 1.01 (Guarantors), Schedule 9.04
         (Indebtedness), 9.07(ii)(Loans and Advances), 7.01(g)(Liens) and 7.01(e)(Investments) each of which shall be satisfactory to the Lenders;

                           (xv)     Notice of Appointment of Authorized
         Officers by IVAX BV;

                           (xvi)    payment of fees to the Agents;

                           (xvii) copies of the Management Letter dated December 31, 1995; and

                           (xviii) such other instruments and documents as the Administrative Agent or any Lender may reasonably request.

         9.       CONDITIONS SUBSEQUENT.

                  (a) Not later than 45 days after the date hereof, the Borrowers shall cause to be delivered to the Administrative Agent such instruments and documents as may be necessary to perfect in the Administrative Agent for the benefit of the Lenders a valid first Lien on the following real property together with such other instruments and documents as the Administrative Agent may require:

                  Zenith Laboratories            Northvale, New Jersey
                  McGaw Industries, Inc.         Irvine, California
                  Johnson Products               Chicago, Illinois
                  IVAX Corporation               Miami, Florida

                  (b) The Administrative Agent shall receive not later than 45 days after the date hereof UCC-11 lien search results, foreign lien search results and intellectual property search results on the Borrowers and all Guarantors confirming the absence of Liens other than as permitted by the Agreement and Security Instruments.

         10. WAIVER OF DEFAULTS. The Lenders hereby waive the occurrence of an Event of Default under (i) Sections 9.02 and 9.03 of the Agreement so long as the temporary amendments set forth in clause (e) of paragraph 2 hereof are in effect and (ii) Section 9.05 of the Agreement through the date hereof with respect to the existence of a lien on personal property of Baker Norton Pharmaceuticals, Inc. Except as specifically waived, by execution of this Amendment Agreement neither the Administrative Agent nor the Lenders shall be deemed to have waived any other Default or Event of Default. This Amendment Agreement shall not be deemed or construed to limit or impair any rights or remedies of the Administrative Agent and the Lenders under the Agreement or any of the other Loan Documents.

         11.      MISCELLANEOUS.

                  (a) All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and its counsel.

                  (b) This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, represen tation or warranty. Each of the parties hereto acknowledges that, except as in this Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof. The Borrowers acknowledge that time is of the essence insofar as fulfillment of their obligations hereunder.

                  (c) Except as hereby specifically amended, modified or supplemented, the terms of the Agreement and all of the other Loan
Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                  (d) This Amendment Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment Agreement to produce or account for more than one fully-executed counterpart.

                  (e) The Administrative Agent shall receive not later than ten (10) Business Days following the transfer of the assets of Norton (Waterford) Limited to IVAX B.V. a security interest from IVAX B.V. in all of such assets that were formerly owned by Norton (Waterford) Limited together with a pledge of all of the outstanding equity interest of IVAX B.V. in Norton Healthcare Ltd.

                  (f) This Amendment Agreement shall be construed in accordance with the internal laws and judicial decisions of the State of Florida.

                                             [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


WITNESS:                                       IVAX CORPORATION

Terry L. Scaggs
____________________________________
                                               By: /s/ Andrew Zinzi
                                                  _______________________
                                               Name: ANDREW ZINZI
                                                    _____________________
                                               Title: Treasurer
                                                     ____________________


WITNESS:                                       NORTON HEALTHCARE LIMITED

Terry L. Scaggs
____________________________________

                                               By: /s/ Jeffrey F. Eisenberg
                                                  _______________________
                                               Name: Jeffrey F. Eisenberg
                                                    _____________________
                                               Title: Attorney-in-fact
                                                    _____________________



WITNESS:                                       IVAX INTERNATIONAL, BV
Terry L. Scaggs
____________________________________

                                               By: /s/ Andrew Zinzi
                                                   _______________________
                                               Name: Andrew Zinzi
                                                     _____________________
                                               Title: Attorney-in-fact
                                                     ____________________

                        NATIONSBANK, National Association
                        as Administrative Agent for the Lenders


                        By: /s/ Ashley M. Crabtree
                            ______________________________
                           Name:         Ashley M. Crabtree
                           Title:        Vice President






                        NATIONSBANK, National Association


                        By: /s/ Ashley M. Crabtree
                            _______________________________
                           Name:         Ashley M. Crabtree
                           Title:        Vice President

                                     BANK OF AMERICA ILLINOIS, as Lender


                                     By: /s/ Laurens F. Schaad, Jr.
                                         ____________________________________
                                        Name:         Laurens F. Schaad, Jr.
                                        Title:        Vice President

                                     ABN AMRO BANK N.V.

                                     By:  ABN AMRO NORTH AMERICAN, INC.,
                                               as Co-Agent

                                     By: /s/ Jose Landeo
                                         __________________________________
                                        Name: Jose Landeo
                                              _______________________________
                                        Title:       Group Vice President


                                     By: /s/ Deborah Day Orozco
                                         __________________________________
                                        Name: Deborah Day Orozco
                                              _______________________________
                                        Title:       Vice President

                           CITICORP USA, as Co-Agent


                           By: /s/ Claire Wibroe
                               _______________________________
                              Name: Claire Wibroe
                                    __________________________
                              Title: Vice President
                                    _________________________

                           BARNETT BANK OF SOUTH FLORIDA, N.A.


                           By: /s/ Guillermo Castillo
                               _______________________________
                              Name: Guillermo Castillo
                                    __________________________
                              Title: Vice President
                                    _________________________

                           THE BANK OF NEW YORK

                           By: /s/ David C. Siegel
                               _______________________________
                              Name: David C. Siegel
                                    __________________________
                              Title: Assistant Vice President
                                     _________________________

                           THE BANK OF NOVA SCOTIA


                           By: /s/ Frank F. Sandler
                               _______________________________
                              Name: Frank F. Sandler
                                    __________________________
                              Title: Relationship Manager
                                     _________________________




                           SCOTIABANK (U.K.) LIMITED


                           By: /s/ P.D. Girling
                               _______________________________
                              Name: P.D. Girling
                                    __________________________
                              Title: Relationship Manager
                                     _________________________

                           THE BANK OF TOKYO-MITSUBISHI TRUST CO.


                           By: /s/ Margaret Sunier
                               _______________________________
                              Name: Margaret Sunier
                                    __________________________
                              Title: Vice President and Manager
                                     _________________________

                         COMMERZBANK AG, ATLANTA AGENCY


                           By: /s/ Harry P. Yergey
                               _______________________________
                              Name: Harry P. Yergey
                                    __________________________
                              Title: Vice President
                                    _________________________


                           By: /s/ Mary B. Smith
                               _______________________________
                              Name: Mary B. Smith
                                    __________________________
                              Title: Assistant Vice President
                                    _________________________

                         CREDIT LYONNAIS NEW YORK BRANCH

                           By: /s/ Robert Ivosevich
                               _______________________________
                              Name: Robert Ivosevich
                                    __________________________
                              Title: Senior Vice President
                                     _________________________



                         CREDIT LYONNAIS ATLANTA AGENCY


                           By: /s/ Robert Ivosevich
                               _______________________________
                              Name: Robert Ivosevich
                                    __________________________
                              Title: Senior Vice President

                                     _________________________

                          DEUTSCHE BANK AG NEW YORK BRANCH
                          and/or CAYMAN ISLANDS BRANCH


                           By: /s/ Iain Stewart
                               _______________________________
                              Name: Iain Stewart
                                    __________________________
                              Title: Assistant Vice President
                                    _________________________

                           By: /s/ Stephan A. Wiedemann
                               _______________________________
                              Name: Stephan A. Wiedemann
                                    __________________________
                              Title: Vice President
                                    _________________________

                          THE FIRST NATIONAL BANK OF CHICAGO


                           By: /s/ Robert H. Wolohan
                               _______________________________
                              Name: Robert H. Wolohan
                                    __________________________
                              Title: Corporate Banking Officer

                                    _________________________

                           THE INDUSTRIAL BANK OF JAPAN, LTD.,
                           ATLANTA AGENCY

                           By: /s/ Kazuo Iida
                               _______________________________
                              Name: Kazuo Iida
                                    __________________________
                              Title: General Manager
                                     _________________________

                            THE SAKURA BANK, LIMITED
                            ATLANTA AGENCY

                           By: /s/ Hiroyasu Imanishi
                                   _______________________________
                              Name: Hiroyasu Imanishi
                                    __________________________
                              Title: V.P. & Senior Manager
                                    _________________________

                            THE SUMITOMO BANK, LIMITED, ATLANTA
                            AGENCY

                           By: /s/ Masayuki Fukushima
                               _______________________________
                              Name: Masayuki Fukushima
                                    __________________________
                              Title: Joint General Manager
                                     _________________________

                         COOPERATIEVE CENTRALE RAIFFEISEN-
                         BOERENLEENBANK, B.A., "RABOBANK
                         NEDERLAND", NEW YORK BRANCH


                             By: /s/ Angela R. Reilly
                                 _______________________________
                              Name: Angela R. Reilly
                                    __________________________
                              Title: Vice President
                                     _________________________


                             By: /s/ Ian Reece
                                 _______________________________
                              Name: Ian Reece
                                    __________________________
                              Title: Vice President & Manager
                                     _________________________

                             THE FIRST NATIONAL BANK OF BOSTON

                           By: /s/ Mark E. Roberts
                               _______________________________
                              Name: Mark E. Roberts
                                    __________________________
                              Title: Director
                                     _________________________

                         NATIONAL WESTMINSTER BANK PLC,


                           By: /s/ J. Brett
                               _______________________________
                              Name: J. Brett
                                    __________________________
                              Title: Senior Corporate Manager
                                     _________________________

                         WACHOVIA BANK OF GEORGIA, N.A.


                           By: /s/ Patrick A. Phelan
                               _______________________________
                              Name: Patrick A. Phelan
                                    __________________________
                              Title: Assistant Vice President
                                     _________________________